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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): JULY 27, 2004



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



            1-12733                                   41-1746238
   (Commission File Number)                (I.R.S. Employer Identification No.)


         27175 HAGGERTY ROAD, NOVI, MICHIGAN                   48377
       (Address of Principal Executive Offices)              (Zip Code)


                                  248-675-6000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits.

99.1     Press release dated July 27, 2004.

99.2     Supplemental Information.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2004, Tower Automotive, Inc. (the "Company") issued a press release announcing results for the second quarter ended June 30, 2004 and updated earnings guidance. A copy of the press release is attached as Exhibit 99.1. In connection with the Company's conference call to address the above-mentioned results and updated guidance, the Company released certain supplemental information that can be viewed by logging onto www.towerautomotive.com. A copy of that information is attached as Exhibit 99.2.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TOWER AUTOMOTIVE, INC.
                                             ----------------------
                                                   REGISTRANT


Date: July 27, 2004                        /s/ Christopher T. Hatto
                                       -----------------------------------------
                                               Christopher T. Hatto
                                               Chief Accounting Officer


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                                  EXHIBIT INDEX


99.1    Press Release dated July 27, 2004

99.2    Supplemental Information